SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

       000-20900                                         38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (313) 227-7300

          (Former name or former address, if changed since last report)


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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

            99.1  Press Release, dated July 22, 2004.

            99.2  Transcript of conference call held on July 22, 2004.

Item 12: Results of Operations and Financial Condition.

      On July 22, 2004, Compuware Corporation issued a press release announcing that the Company will host a conference call to provide its financial results for the quarter ended June 30, 2004 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on July 22, 2004 is furnished with this Report as Exhibit 99.2. Certain statements made during the conference call and contained in the transcript that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of the conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements were based on our then-current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2004                                 COMPUWARE CORPORATION

                                              By: /s/ Laura L. Fournier
                                                  ------------------------------
                                              Laura L. Fournier
                                              Senior Vice President
                                              Chief Financial Officer


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                                  EXHIBIT INDEX


Number                             Description

99.1        Press Release, dated July 22, 2004.

99.2        Transcript of conference call held on July 22, 2004.


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